(b) Pro Forma Financial Information. The unaudited pro forma combined condensed balance sheet was prepared assuming the merger closed on June 30, 2014. The unaudited pro forma combined condensed statements of operations were prepared as if the merger had taken place at the beginning of the respective periods for the six months ended June 30, 2014 and the year ended December 31, 2013. These statements should be read in conjunction with the historical consolidated financial statements and related notes in LGL's Annual Report on Form 10-KSB for the year ended October 31, 2013 and the Quarterly Report on Form 10-QSB for the six-month period ended April 30, 2014. The unaudited pro forma combined condensed statements of operations are not necessarily indicative of what the actual results of operations would have been had such transactions taken place at the beginning of the respective periods.
We are providing this information to aid you in your analysis of the financial aspects of the merger. The unaudited pro forma condensed combined financial statements described above should be read in conjunction with the historical financial statements of LGL and Nemus and the related notes thereto.
The columns captioned "Load Guard Logistics" represent the balance sheet of LGL as of April 30, 2014 and the related statements of operations for the year ended October 31, 2013 and for the six months ended April 30, 2014. The columns captioned "Nemus" represent the balance sheet of Nemus as of June 30, 2014 and the related statements of operations for the year ended December 31, 2013 and for the six months ended June 30, 2014.

NEMUS and LOAD GUARD LOGISTICS

UNAUDITED PRO FORMA COMBINED
STATEMENT OF OPERATIONS
For the Period Ended December 31, 2013

				(a)
		Load Guard		Proforma		Proforma
	Nemus	Logistics		Adjustments		Combined

Sales, net	$-	$339,926		$(339,926)		$-

Operating expenses
Fuel and fuel taxes	-	131,341		(131,341)		-
Salaries and wages	-	87,870		(87,870)		-
Operations and maintenance	-	67,298		(67,298)		-
Professional fees	-	32,164		(32,164)		-
General and administrative	120,403	28,495		(28,495)		120,403

Total operating expenses	120,403	347,168		(347,168)		120,403

Operating loss	(120,403)	(7,242)		7,242		(120,403)

Other (expense) income
Interest expense	-	(2,151)		2,151		-
Interest income	-	789		(789)		-
Gain on insurance claim	-	6,506		(6,506)		-
Loss on disposal of equipment	-	(1,684)		1,684		-

Total other expense	-	3,460		(3,460)		-

Loss before provision for income taxes	(120,403)	(3,782)		3,782		(120,403)

Provision for income taxes	-	-		-		-

Net loss	$(120,403)	$(3,782)		$3,782		$(120,403)

Net loss per common share - basic and diluted	$(0.02)	$0.00				$(0.01)

Weighted-average common shares outstanding -
basic and diluted	7,770,000	7,361,274	(b)	(4,241,274)	(c)	10,890,000

NEMUS and LOAD GUARD LOGISTICS

UNAUDITED PRO FORMA COMBINED
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2014

				(e)
		Load Guard		Proforma		Proforma
	Nemus	Logistics		Adjustments		Combined

Sales, net	$-	$136,175		$(136,175)		$-

Operating expenses
Fuel and fuel taxes	-	44,129		(44,129)		-
Salaries and wages	-	39,873		(39,873)		-
Operations and maintenance	-	30,917		(30,917)		-
Professional fees	-	20,293		(20,293)		-
General and administrative	173,021	15,727		(15,727)		173,021

Total operating expenses	173,021	150,939		(150,939)		173,021

Operating loss	(173,021)	(14,764)		14,764		(173,021)

Other (expense) income
Interest expense	-	(717)		717		-
Interest income	-	632		(632)		-
Gain on insurance claim	-	4,853		(4,853)		-

Total other expense	-	4,768		(4,768)		-

Loss before provision for income taxes	(173,021)	(9,996)		9,996		(173,021)

Provision for income taxes	-	-		-		-

Net loss	$(173,021)	$(9,996)		$9,996		$(173,021)

Net loss per common share - basic and diluted	$(0.02)	$0.00				$(0.01)

Weighted-average common shares outstanding -
basic and diluted	9,570,000	8,551,460	(f)	(5,431,460)	(g)	12,690,000

NEMUS and LOAD GUARD LOGISTICS

UNAUDITED PRO FORMA COMBINED BALANCE SHEET
As of June 30, 2014

		Load Guard	Proforma		Proforma
ASSETS	Nemus	Logistics	Adjustments		Combined
Current assets
Cash and cash equivalents	$528,494	$49,952	$(49,952)	(d)	$528,494
Accounts receivable	-	35,425	(35,425)	(d)	-
Prepaid expenses and other current assets	16,029	-	-		16,029
Notes receivable	-	2,538	(2,538)	(d)	-

Total current assets	544,523	87,915	(87,915)		544,523

Property and equipment, net	-	34,813	(34,813)	(d)	-

Other assets	-	-	-		-

Total assets	$544,523	$122,728	$(122,728)		$544,523

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
Accounts payable and accrued expenses	$9,717	$13,992	$(13,992)	(d)	$9,717
Notes payable, related parties	-	35,355	(35,355)	(d)	-

Total current liabilities	9,717	49,347	(49,347)		9,717

Noncurrent liabilities	-	-	-		-

Commitments and contingencies

Stockholders' equity
Common stock	805,480	3,623	(805,480)	(h)	12,690
			(3,623)	(d)
			12,690	(i)
Additional paid in capital		83,077	(83,077)	(d)	792,790
			805,480	(i)
			(12,690)	(l)
Warrants	85,500				85,500
Accumulated deficit	(356,174)	(13,319)	13,319	(d)	(356,174)

Total stockholders' equity	534,806	73,381	(73,381)		534,806

Total liabilities and stockholders' equity	$544,523	$122,728	$(122,728)		$544,523

(1)	DESCRIPTION OF TRANSACTION AND BASIS OF PRESENTATION

On October 17, 2014, LGL entered into an Agreement and Plan of Merger (the "Merger Agreement") with Nemus, Acquisition Sub and Name Change Merger Sub.  Pursuant to the Merger Agreement, Acquisition Sub agreed to merge with and into Nemus, with Nemus as the surviving corporation, with each share of Nemus being exchanged for 12,880,000 shares of LGL (the "Merger").  The Merger closed on October 31, 2014.

Upon consummation of the Merger, the stockholders of Nemus common stock retained 12,880,000 shares of our common stock and the stockholders of LGL common stock received 3,120,000 shares of our common stock.  Immediately after the closing of the Merger, we had 16,000,000 shares of common stock, no shares of preferred stock, options to purchase 1,080,000 shares of common stock, warrants to purchase 4,000,000 shares of common stock issued and outstanding.

The Merger is being accounted for as a reverse-merger and recapitalization. Nemus is the acquirer for financial reporting purposes and LGL is the acquired company. The results of operations for LGL have been eliminated as a result of the spin out of these operations to LGT prior to the merger. Consequently, the assets and liabilities and the operations that will be reflected in the historical financial statements prior to the Merger will be those of Nemus and will be recorded at the historical cost basis of Nemus, and the consolidated financial statements after completion of the Merger will include the assets and liabilities of LGL and Nemus, the historical operations of Nemus and the operations of Nemus from and after the closing date of the Merger.

The most recent fiscal year end for LGL is October 31, 2013 and for Nemus is December 31, 2013 so for purposes of presentation, these periods have been combined in the pro forma financial statements that follow. In addition, the second quarter financial results for LGL ending April 30, 2014 have been combined with the comparable period ending June 30, 2014 for Nemus. The unaudited pro forma combined condensed balance sheet and statements of operations have been prepared to give effect to the following pro forma adjustments:

(2)	PRO FORMA ADJUSTMENTS for the year ended December 31, 2013 (Note Unaudited)

(a)	To eliminate the results of operations for LGT, a subsidiary of LGL, that is not being acquired by Nemus.
(b)	To record 2.36 to 1 forward stock split of LGL shares prior to the merger. The weighted average common shares outstanding as of December 31, 2013 for LGL have been adjusted to reflect this split.
(c)	To reflect share repurchase by LGL's principal shareholder of 4,241,274 shares prior to the effective date of the merger; such amount has been adjusted for shares issued subsequent to 12/31/13.

(3)	PRO FORMA ADJUSTMENTS for the six months ended June 30, 2014 (Note Unaudited)

(d)	To eliminate the historical stockholders' equity accounts of LGL, the accounting acquiree, and the related assets and liabilities which are not being assumed by Nemus.
(e)	To eliminate the results of operations for LGT, a subsidiary of LGL, that is not being acquired by Nemus.
(f)	To record 2.36 to 1 forward stock split of LGL shares prior to the merger. The weighted average common shares outstanding as of June 30, 2014 for LGL have been adjusted to reflect this split.
(g)	To reflect share repurchase by LGL's principal shareholder of 5,431,460 shares prior to the effective date of the merger.
(h)	To record the cancellation of 12,880,000 shares of Nemus common stock and 3,120,000 shares of LGL common stock held by its former stockholders and the issuance of 16,000,000 shares issued to Nemus shareholders at $.001 per share. Such amounts have been adjusted to omit share issuances that occurred subsequent to the pro forma balance sheet date of 2,200,000 shares in August of 2014, and 1,110,000 shares in October of 2014.
(i)	To record $.001 par value for common stock outstanding immediately after closing.